Filed under Rule 497(k)

Registration No. 333-08653

Seasons Series Trust

SA Multi-Managed Mid Cap Growth Portfolio

(the “Portfolio”)

Supplement dated May 27, 2026, to the Portfolio’s Summary Prospectus,

dated July 29, 2025, as supplemented to date

At a meeting held on March 26, 2026, the Board of Trustees of Seasons Series Trust (the “Trust”) approved certain changes to the Portfolio’s principal investment strategies, as set out below. The Trust intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting these changes. The filing is subject to review by the SEC and is expected to become effective on or about July 29, 2026.

The following is added to the end of the first paragraph in the subsection of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio”:

For purposes of the Portfolio’s 80% investment policy, a company is considered to be a growth company if it: (i) issues securities that are represented in a third-party growth-style index; or (ii) is above the relevant equity market median in at least two “growth metrics” similar to those commonly used by third-party growth index providers or third-party vendors in growth classifications, such as earnings growth, price-to-earnings or sales growth, among others.

The second paragraph of the subsection of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” is deleted in its entirety and replaced with the following:

The Portfolio may invest a portion of its assets in equity securities of small- and large-capitalization companies, short-term investments (up to 20%) and foreign securities (up to 30%). The Portfolio may at times invest significantly in certain sectors, such as the information technology sector.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.